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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 24, 2002


                      TransDigm Inc.                                         TransDigm Holding Company
-----------------------------------------------------------    ------------------------------------------------------
      (Exact name of registrant as specified in its                (Exact name of registrant as specified in its
                       charter)                                                    charter)

                         Delaware                                                    Delaware
-----------------------------------------------------------    ------------------------------------------------------
             (State or other Jurisdiction of                              (State or other Jurisdiction of
              incorporation or organization)                              incorporation or organization)

                                                     333-71397
---------------------------------------------------------------------------------------------------------------------
                                              (Commission File Number)

                        34-1750032                                                  13-3733378
-----------------------------------------------------------    ------------------------------------------------------
           (I.R.S. Employer Identification No.)                        (I.R.S. Employer Identification No.)

26380 Curtiss Wright Parkway, Richmond Heights, Ohio                                         44143
--------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                  (Zip Code)

                                                  (216) 289-4939
--------------------------------------------------------------------------------------------------------------------
                                         (Registrants' telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

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ITEM 9.  REGULATION FD DISCLOSURE

         On September 24, 2002, TransDigm Inc. issued a press release announcing updating its earnings guidance to investors for the fiscal year ending September 30, 2002. A copy of the press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release dated September 24, 2002





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRANSDIGM INC.



                                  By:  /s/ Gregory Rufus
                                      ------------------------------------------
                                      Gregory Rufus
                                      Chief Financial Officer

Date: September 24, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRANSDIGM HOLDING COMPANY



                                  By:  /s/ Gregory Rufus
                                      ------------------------------------------
                                      Gregory Rufus
                                      Chief Financial Officer

Date: September 24, 2002




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                                Index of Exhibits

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated September 24, 2002.